UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 9, 2023, Warner Bros. Discovery, Inc. (the “Company”) announced the pricing terms of the previously announced cash tender offers (the “Tender Offers”) by its wholly-owned subsidiaries, Warner Media, LLC (“WML”), Historic TW Inc. (“TWI”), Discovery Communications, LLC (“DCL”) and WarnerMedia Holdings, Inc. (“WMH”) pursuant to which (i) WML offered to purchase for cash any and all of its outstanding 4.050% Senior Notes due 2023 (the “4.050% Notes”) and 3.550% Senior Notes due 2024 (the “3.550% Notes”), (ii) TWI offered to purchase for cash any and all of its outstanding 7.570% Senior Notes due 2024 (the “7.570% Notes”), (iii) DCL offered to purchase for cash any and all of its outstanding 3.800% Senior Notes due 2024 (the “3.800% Notes”) and (iv) WMH offered to purchase for cash any and all of its outstanding 3.528% Senior Notes due 2024 (the “3.528% Notes”) and 3.428% Senior Notes due 2024 (the “3.428% Notes” and, together with the 4.050% Notes, the 3.550% Notes, the 7.570% Notes, the 3.800% Notes and the 3.528% Notes, the “Notes”).

On August 10, 2023, the Company announced the expiration and results, as of 5:00 p.m., New York City time, on August 9, 2023, of the Tender Offers.

The Tender Offers were announced on August 3, 2023, and were made pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery, each dated August 3, 2023.

Copies of the Company’s press releases relating to the pricing and results of the Tender Offers are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press releases attached hereto as Exhibits 99.1 and 99.2 are for information purposes only and do not constitute an offer to purchase any of the Notes.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release of Warner Bros. Discovery, Inc., dated August 9, 2023, announcing the pricing of the Tender Offers.

99.2	Press release of Warner Bros. Discovery, Inc., dated August 10, 2023, announcing the expiration and results of the Tender Offers.

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER BROS. DISCOVERY, INC.

Date: August 10, 2023	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer

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